                 FIRST AMENDMENT TO SERIES C STOCK PURCHASE AGREEMENT


    THIS AMENDMENT to the Agreement (as hereinafter defined), is made as of the 26th day of September, 1997, by and among Apollon, Inc., a Pennsylvania corporation (the "Company"), and the Investors signing the signature page hereto (the "Investors").

    WHEREAS, the Company and the Investors wish to amend the Stock Purchase Agreement, dated as of May 1, 1996 by and among the Company and the Investors listed in Schedule 1.1 thereto
(the "Agreement") as hereinafter provided;

    NOW, THEREFORE, in consideration of the mutual covenants of the Company and the Investors, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors, intending to be legally bound, hereby agree as follows:

         1. The ninth and tenth lines of Section 7.1 of the Agreement are hereby amended to read as follows:

    "Securities, Series A Securities, Series B Securities, Warrant Stock (as defined herein) and AHP Stock (as defined herein), and thereupon (except as expressly..."

         2. The sixteenth through nineteenth lines of Section 7.1 of the Agreement are hereby amended to read as follows:

    "and (y) all other shares of Registerable Common Stock, Shares of Series A Registerable Common Stock (as defined herein), Shares of Series B Registerable Common Stock (as defined herein), shares of Warrant Stock and shares of AHP Stock, the record holders of which have made written..."

         3. The seventh and eighth lines of Section 7.1(a) are hereby amended to read as follows:

    "pursuant to this Section 7.1, paragraph 7(a) of the Series A Agreement,
    Section 7.1 of the Series B Agreement or Section 6.1 of the AHP Agreement (except that, ..."

         4. The eighth through fifteenth lines of Section 7.1(b) are hereby amended to read as follows:

    "Securities, Warrant Stock and AHP Stock. In that event, the other holders of Securities, Series A Securities, Series B Securities, Warrant Stock and AHP Stock shall have the right to include their shares of Registerable Common Stock, Series A Registerable Common Stock, Series B Registerable

    Common Stock, Warrant Stock and AHP Stock in the underwriting (unless otherwise mutually agreed by a majority in interest of the holders of the Securities, the Series A Securities, Series B Securities, Warrant Stock and AHP Stock). The managing..."

         5. The second through fourth line of Section 7.1(c) are hereby amended to read as follows:

    "not permit third parties other than (i) holders of Series A Securities,
    (ii) the holders of Series B Securities, (iii) the holders of Warrant Stock and (iv) the holders of AHP Stock to include additional securities in..."

         6. The sixth and seventh lines Section 7.1(c) are hereby amended to read as follows:

    "majority of the shares of Registerable Common Stock, Series A Registerable Common Stock, Series B Registerable Common Stock and AHP Stock..."

         7.   Section 7.1(d) is hereby amended to read in full as follows:

                   (d) if a Demand Registration under this Section 7.1 is in connection with an underwritten public offering, and if the managing underwriters advise the Company in writing that in their opinion the amount of Registerable Common Stock, Series A Registerable Common Stock, Series B Registerable Common Stock, Warrant Stock and AHP Stock requested to be included in such registration exceeds the amount of such Registerable Common Stock, Series A Registerable Common Stock, Series B Registerable Common Stock, Warrant Stock and AHP Stock which can be successfully sold in such offering, the Company will nevertheless include in such registration, prior to the inclusion of any securities which are not Registerable Common Stock, Series A Registerable Common Stock, Series B Registerable Common Stock, Warrant Stock or AHP Stock (notwithstanding any consent obtained in accordance with Section 7.1(c) hereof), the amount of Registerable Common Stock, Series A Registerable Common Stock, Series B Registerable Common Stock, Warrant Stock and AHP Stock requested to be included which in the opinion of such underwriters can be sold, pro rata among the holders of Registerable Common Stock, Series A Registerable Common Stock, Series B Registerable Common Stock, Warrant Stock and AHP Stock requesting inclusion on the basis of the number of shares of Registerable Common Stock, Series A Registerable Common Stock, Series B Registerable Common Stock, Warrant Stock and AHP Stock then owned by such holders; provided, however, that if the holders of Registerable Common Stock are unable to include in such offering at least fifty percent (50%) of the Registerable Common Stock sought to be registered in a Demand Registration under this Section 7.1, the holders of Securities will be entitled to an additional Demand Registration under this Section;"

         8. The sixteenth through twenty-first lines of Section 7.2(b) are hereby amended to read as follows:

    "Stock, Series A Registerable Common Stock, Series B Registerable Common Stock, Warrant Stock and AHP Stock requested to be included in such registration, pro rata among the holders thereof on the basis of the number of shares of Registerable Common Stock, Series A Registerable Common Stock, Series B Registerable Common Stock, Warrant Stock and AHP Stock then owned by such holders, and (iii) third, any..."

         9. The seventeenth through twenty-first lines of Section 7.2(c) are hereby amended to read as follows:

    "Registerable Common Stock, Series B Registerable Common Stock, Warrant Stock and AHP Stock requested to be included in such registration, pro rata among the holders thereof on the basis of the number of shares of Registerable Common Stock, Series A Registerable Common Stock, Series B Registerable Common Stock, Warrant Stock and AHP Stock then..."

         10. The fourth and fifth lines of Section 9.14 are hereby amended to read as follows:

    "the Securities, the Series A Securities and the Series B Securities held of record as a record date between 10 and 90 days prior to such date, voting together as a class."

         11. The following definitions are hereby added to the Agreement as follows:

    "8.29     "AHP Agreement" means the Securities Purchase Agreement, dated
    September 19, 1997, by and between the Company and A.H. Investments Ltd."

    "8.30     "AHP Stock" means the shares of Common Stock issued or issuable upon conversion of a convertible note in the aggregate principal amount of $3 million issued and sold by the Company to A.H. Investments Ltd. and the shares of Common Stock issued or issuable upon exercise of a warrant to purchase 150,000 shares of Common Stock sold by the Company to A.H. Investments Ltd. pursuant to the AHP Agreement."

         12.  Pursuant to Section 7.10 and 9.14 of the Agreement, this
Amendment shall be effective upon the written consent of the holders of a majority of Securities, Series A Securities and Series B Securities, voting as a class, outstanding as of September 17, 1997 and upon the written consent of the holders of a majority of the Securities then outstanding and shall thereafter be binding upon each holder of Securities, Series A Securities and Series B Securities at the time outstanding (including securities into which such Securities, Series A Securities and Series B Securities are convertible), each future holder of all such securities and the Company. Such written consent shall be evidenced by the signature of the Investors signing this Amendment.

         13. All other terms of the Agreement shall remain in full force and effect.

         14. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute together one and the same instrument.

    IN WITNESS WHEREOF, each of the parties hereto has fully executed this Amendment No. 1 all as of the day and year first above written.

                                  APOLLON, INC.


                                  By: /s/ Vincent R. Zurawski
                                      --------------------------
                                      Vincent R. Zurawski, Jr.
                                      President


                                  INVESTORS

                                  CENTOCOR, INC.


                                  By: /s/ David P. Holveck
                                      --------------------------
                                      David P. Holveck
                                      President
                                  Address:  200 Great Valley Parkway
                                            Malvern, PA  19355
                                  Fax: (610) 651-6331

                                  ARDMORE INVESTMENTS


                                  By: /s/ George H. McGovern
                                      --------------------------
                                       Name:
                                       Title:
                                  Address:  c/o George McGovern, III
                                            700 Ardmore Avenue,
                                            Suite 202
                                            Ardmore, PA  19003


                                  /s/ Robert J. Becker
                                  ------------------------------
                                  Robert J. Becker, M.D.
                                  Address:  c/o Becker Consulting
                                            2200 S. Ocean Lane #1905
                                            Fort Lauderdale, FL  33316

                                  /s/ Jerome Blank
                                  ------------------------------
                                  Jerome Blank
                                  Address:  201 Bitterroot Rd.
                                            Sun Valley, ID  83353

                                  /s/  Neil G. Bluhm
                                  ------------------------------
                                  Neil G. Bluhm
                                  Address:  900 N. Michigan Avenue
                                       Suite 1900
                                            Chicago, IL  60611

                                  /s/ Richard A. Carrano
                                  ------------------------------
                                  Richard A. Carrano
                                  Address:  524 Foxwood Lane
                                            Paoli, PA  19301


                                  CONNECTICUT CAPITAL ASSOC. L.P.


                                  By: /s/ J. Howard Coale
                                      --------------------------
                                       Name:
                                       Title:
                                  Address:  48 Signal Road
                                            Stamford, CT  06902

                                  /s/ Stanley Cohen
                                  ------------------------------
                                  Stanley Cohen
                                  Address:  919 Third Avenue
                                            New York, NY  10022

                                  /s/ Steven A. Cohen
                                  ------------------------------
                                  Steven A. Cohen
                                  Address:  c/o S.A.C. Capital
                             Advisors, LLC
                                            777 Longridge Road
                                            Stamford, CT  06902


                                  DINA PARTNERS, L.P.


                                  By: /s/ David B. Solomon
                                      --------------------------
                                       Name:
                                       Title:
                                  Address:  c/o DLD Holdings, Inc.
                                            2180 Sand Hill Road
                                            Suite 160
                                            Menlo Park, CA  94025


                                  THOMAS S. EDGINGTON &
                                  JOANNE R. EDGINGTON TRUST


                                  By: /s/ Thomas S. Edgington TTEE
                                      ----------------------------
                                       Name:
                                       Title:
                                  Address:  2362 Avenida de la Playa
                                            La Jolla, CA  92037

                                  /s/ Pat Foley
                                  ------------------------------
                                  Pat Foley
                                  Address:  33 Twin Dolphin Drive
                                            Redwood City, CA  94065

                                  FWK INVESTORS


                                  By: /s/ M.J. Waldman
                                      --------------------------
                                       Name:
                                       Title:
                                  Address:  3 Embarcadero Cntr.
                                            Suite 2800
                                            San Francisco, CA  94111


                                  WALTER & ANITA HADDAD
                                  TTEE FBO HADDAD FAMILY TR
                                  DTD 1/9/90


                                  By: /s/ Walter Haddad TTEE
                                      --------------------------
                                       Name:
                                       Title:
                                  Address:  364 18th Street
                                            Santa Monica, CA  90402


                                  THE HADAD FAMILY LIMITED PARTNERSHIP


                                  By: /s/ Walter Haddad
                                      --------------------------
                                       Name:
                                       Title:
                                  Address:  364 18th Street
                                            Santa Monica, CA  90402


                                  VERNA R. HARRAH TRUST


                                  By: /s/ Verna P. Harrah
                                      --------------------------
                                       Name:
                                       Title:
                                  Address:  9951 Beverly Grove Drive
                                            Beverly Hills, CA  90210


                                  HPB ASSOCIATES, L.P.


                                  By: /s/ Howard P. Berkowitz
                                      --------------------------
                                       Name:
                                       Title:
                                  Address:  888 Seventh Avenue
                                            46th Floor
                                            New York, NY  10106

                                  KEIBREAUX ASSOCIATES


                                  By: /s/ Andrew H. Keiser
                                      --------------------------
                                       Name: Andrew H. Keiser
                                       Title: Partner
                                  Address:  2450 Wheatsheat Lane
                                            Philadelphia, PA  19137



                                  /s/ Oded Levy
                                  ------------------------------
                                  Oded Levy
                                  Address:  1750 Grant Avenue
                                            San Francisco, CA  94133


                                  THE LINCOLN TAX ADVANTAGED, L.P.


                                  By: /s/ Neil Matlins
                                      --------------------------
                                       Name:
                                       Title:
                                  Address:  4 West Old State Capitol
                                       Plaza - Suite 710
                                            Springfield, IL  62701


                                  /s/ James Lissette
                                  -------------------------------
                                  James F. Lissette
                                  Address:  290 Headlands Court
                                            San Francisco, CA  94965


                                  LZ INVESTMENTS GENERAL PARTNERSHIP


                                  By: /s/ Donald J. Liebentrit
                                      --------------------------
                                       Name:
                                       Title:
                                  Address:  2 North Riverside Plaza
                                            Suite 700
                                            Chicago, IL  60606

                                  MARITIME CAPITAL PARTNERS, L.P.

                                  BY MARITIME CAPITAL MANAGEMENT,
                                  ITS GENERAL PARTNER


                                  By: /s/ Andrew L. Evans
                                      --------------------------
                                       Name:
                                       Title:
                                  Address:  300 Park Avenue, 17th Floor
                                            New York, NY  10022

                                  /s/ James G. Murphy
                                  ------------------------------
                                  James G. Murphy
                                  Address:  25 McIntosh Road
                                            Sewell, NJ  08080


                                  ORACLE PARTNERS, L.P.


                                  By: /s/ Larry Feinberg
                                      --------------------------
                                       Name:
                                       Title:
                                  Address:  712 Fifth Avenue
                                            45th Floor
                                            New York, NY  10019


                                  BERNARD OSHER TRUST, UTA 3/8/88


                                  By: /s/ Bernard Osher Trustee U/T/D
                                      --------------------------
                                       Name:
                                       Title:
                                  Address:  220 San Bruno Avenue
                                            San Francisco, CA  94103


                                  PORRIDGE PARTNERS II


                                  By:
                                      --------------------------
                                       Name:
                                       Title:
                                  Address:  c/o Dacoson-Saulberg Cap. Mgmt.
                                            354 Pequot Avenue
                                            Southport, CT  06490

                                  QUASAR INTERNATIONAL PARTNERS


                                  By: /s/ Larry Feinberg
                                      --------------------------
                                       Name:
                                       Title:
                                  Address:  c/o Oracle Partners L.P.
                                            712 Fifth Avenue, 45th Fl.
                                            New York, NY  10019


                                  S.A.C. CAPITAL ASSOCIATES, LLC


                                  By: /s/ Barry M. Skalka
                                      --------------------------
                                       Name:
                                       Title:
                                  Address:  c/o S.A.C. Capital Advisors, LLC
                                            777 Longridge Road
                                            Stamford, CT  06902

                                  /s/ Fred Stein
                                  ------------------------------
                                  Fred Stein
                                  Address:  c/o Neuberger & Berman
                                            605 Third Avenue
                                            New York, NY  10158


                                  F/B/O FRED STEIN
                                  IRA Rollover


                                  By: /s/ Fred Stein
                                      --------------------------
                                       Name:
                                       Title:
                                  Address:  c/o Neuberger & Berman
                                            605 Third Avenue
                                            New York, NY  10158

                                  /s/ Michael H. Steinhardt
                                  ------------------------------
                                  Michael H. Steinhardt
                                  Address:  605 3rd Avenue
                                            New York, NY  10158

                                  /s/ Bruce E. Toll
                                  ------------------------------
                                  Bruce E. Toll
                                  Address:  1477 Rydal Road
                                            Rydal, PA  19046

                                  /s/ Robert I. Toll
                                  ------------------------------
                                  Robert I. Toll
                                  Address:  3103 Philmont Avenue
                                            Huntingdon Valley, PA 19006


                                  5700 W. 96TH ST. PARTNERSHIP


                                  By: /s/ Michael Ziering
                                      --------------------------
                                       Name:
                                       Title:
                                  Address:  5700 W. 96th Street
                                            Los Angeles, CA  90045-5597


                                  WESTFIELD PERFORMANCE FUND


                                  By: /s/ Westfield Performance Fund
                                      --------------------------
                                       Name: C. Michael Hazard
                                       Title: Chairman
                                  Address:  Westfield Capital Management Co.
                                            One Financial Center
                                            Boston, MA  02111